Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
September, 1997

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  7.63%
      September, 1997  7.91%
      August, 1997  7.83%
      July, 1997  7.16%


Cash Yield                                              21.86%


Investor Charge Offs                                    5.76%


Base Rate                                               8.20%


Over 35 Day Delinquency                                 5.20%


Seller's Interest                                       19.41%


Total Payment Rate                                      10.47%


Total Principal Balance                                $6,028,225,548.46


Investor Participation Amount                          $208,333,333.31


Seller Participation Amount                            $1,169,892,215.19